UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2020

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Directors

Effective September 23, 2020, the Board of Directors (the “Board”) of Selective Insurance Group, Inc. (the “Company”) elected Ainar D. Aijala, Jr., Lisa R. Bacus, Wole C. Coaxum, and Stephen C. Mills to the Board of the Company to serve until the 2021 annual meeting of stockholders of the Company.

The four new Directors have been appointed to the following committees of the Board, effective as of their date of election to the Board:

Director	Committee Appointments
Ainar D. Aijala, Jr.	• Audit Committee • Finance Committee
Lisa R. Bacus	• Corporate Governance and Nominating Committee • Salary and Employee Benefits Committee
Wole C. Coaxum	• Corporate Governance and Nominating Committee • Finance Committee
Stephen C. Mills	• Finance Committee • Salary and Employee Benefits Committee

The Directors will participate in the director compensation arrangements described under the heading “Director Compensation” in the Company’s 2020 Proxy Statement filed on March 25, 2020. The Company also intends to enter into an indemnification agreement with the Directors, the form of which was previously filed with the Company’s Current Report on Form 8-K filed May 20, 2005.

A copy of the Company's press release announcing the election of the four new independent members to the Company's Board is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Selective Insurance Group, Inc. dated September 23, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel
Date: September 23, 2020